UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2015

Immune Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54933	59-3226705
(State or other jurisdiction	(Commission	(IRS Employer
or incorporation)	File Number)	Identification Number)

37 North Orange Avenue, Suite 607, Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

(888) 613 - 8802

(Registrant’s telephone number, including area code)

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 8.01 Other Events.

ClearTrust, LLC is our new transfer agent and shareholder provider. ClearTrust, LLC acquired all issuer accounts of our former transfer agent, Guardian Registrar & Transfer, Inc. As a result, effective January 21, 2015, ClearTrust, LLC became our transfer agent. All of the directly held shares of common stock of our shareholders were transferred from Guardian Registrar & Transfer, Inc. to ClearTrust, LLC’s platform. A copy of the letter to our shareholders regarding this change is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Shareholder Letter Regarding Transfer Agent Change

(2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immune Therapeutics, Inc.

By: /s/ Noreen Griffin
Noreen Griffin, Chief Executive Officer

Date: January 26, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Shareholder Letter Regarding Transfer Agent Change